Supplement dated November 18, 2022
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective November 8, 2022, the following Investment Portfolios are no longer available to receive transfers or purchase payments.
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Northern Lights Variable Trust – 7Twelve Balanced Portfolio
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Northern Lights Variable Trust – 7Twelve Balanced Portfolio: Class 3
Accordingly, Appendix: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Northern Lights Variable Trust – 7Twelve Balanced Portfolio This Sub-Account is no longer available to receive transfers or new purchase payments effective November 8, 2022 Investment Advisor: 7Twelve Advisors, LLC	1.20%*	13.78%	6.75%
Fixed Income	Northern Lights Variable Trust – 7Twelve Balanced Portfolio: Class 3 This Sub-Account is no longer available to receive transfers or new premium payments effective November 8, 2022 Investment Advisor: 7Twelve Advisors, LLC	1.00%*	14.03%	6.96%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
2.
The Board of Trustees of the Northern Lights Variable Trust, approved the liquidation (the "Liquidation") pursuant to which the 7Twelve Balanced Portfolio and the 7Twelve Balanced Portfolio: Class 3 (the "Portfolios") will be liquidated. The liquidations are expected to occur on or about December 8, 2022 (the "Liquidation Date").
In anticipation of the Liquidations, the following changes apply to the contract:
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Effective on November 8, 2022, the Portfolios will no longer be available for transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolios may transfer allocations to any other available investment option. During this period, any transfers from the Portfolios will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Portfolios will be transferred to the Invesco – Invesco V.I. Government Money Market Fund – Series I Shares.
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After the Liquidation Date, any and all references to the Portfolios are deleted.
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